UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant   ☒
Filed by a party other than the Registrant   ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Spark I Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒   No fee required.
☐   Fee paid previously with preliminary materials.
☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SPARK I ACQUISITION CORPORATION
3790 El Camino Real, Unit #570
Palo Alto, CA 94306
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 7, 2024
TO THE SHAREHOLDERS OF SPARK I ACQUISITION CORPORATION:
You are cordially invited to attend the annual general meeting (the “annual meeting”) of shareholders of Spark I Acquisition Corporation, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”) to be held on November 7, 2024 at 10:00 a.m. Eastern Time.
The annual meeting will be conducted via live webcast. You will be able to attend the annual meeting online, vote and submit your questions during the annual meeting by visiting https://www.cstproxy.com/sparkiacquisition/2024, or by phone by dialing 1-800-450-7155 (toll-free) within the U.S. and Canada or 1-857-999-9155 (standard rates apply) outside of the U.S. and Canada. We are pleased to utilize the virtual shareholder meeting technology to provide ready access and cost savings for our shareholders and the Company. The virtual meeting format allows attendance from any location in the world.
The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated October 15, 2024, and is first being mailed to shareholders of the Company on or about October 16, 2024. The sole purpose of the annual meeting is to consider and vote upon the following proposals:
•
Proposal No. 1 — The Director Proposal — a proposal to re-elect three directors to the Company’s board of directors until the 2027 annual meeting and until such director’s successor is elected and qualified;

•
Proposal No. 2 — The Auditor Proposal — a proposal to ratify the appointment by our audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024; and

•
Proposal No. 3 — The Adjournment Proposal — a proposal to approve the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any or all of the Proposals (as defined below). The Adjournment Proposal will only be presented at the annual meeting if there are not sufficient votes to approve the Proposals and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to such Proposals.

Each of the Director Proposal, the Auditor Proposal and the Adjournment Proposal (together, the “Proposals”) are more fully described in the accompanying proxy statement.
The purpose of the Director Proposal is to re-appoint Catherine Mohr, Cuong Viet Do, and Tony Ling as Class I directors to serve until the 2027 annual meeting and until her or his successor is appointed and qualified. The approval of the Director Proposal requires an ordinary resolution of the holders of the Class B ordinary shares (only); holders of Class A ordinary shares have no right to vote on the appointment of directors. Under the articles of association of the Company (the “Articles”), an ordinary resolution is a resolution passed by a simple majority of the votes cast by such shareholders as, being entitled to do so, vote in person or by proxy at the annual meeting. SLG SPAC Fund LLC, our sponsor (the “Sponsor”), holds approximately 86.8% of our outstanding Class B ordinary shares and has informed us that it intends to vote in favor of the Director Proposal.
The Adjournment Proposal, if adopted, will allow the Company to adjourn the annual meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the any of the foregoing proposals.
The approval of the Auditor Proposal and the Adjournment Proposal each requires an ordinary resolution under the Articles, being a resolution passed by a simple majority of the votes cast by such holders of our Class A ordinary shares and our Class B ordinary shares as, being entitled to do so, vote in person or by proxy at the annual meeting. Holders of both Class A ordinary shares and Class B ordinary shares can vote on these resolutions.
The Board has fixed the close of business on October 9, 2024 as the date for determining our shareholders entitled to receive notice of and vote at the annual meeting and any adjournment thereof. Only holders of record of our ordinary shares on that date are entitled to have their votes counted at the annual meeting or any adjournment thereof.
After careful consideration of all relevant factors, the Board has determined that the Director Proposal and the Auditor Proposal are fair to and in the best interests of our Company and our shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them. In addition, the Board recommends that you vote “FOR” the Adjournment Proposal if the Adjournment Proposal is presented.
Under the Company’s Articles, no other business may be transacted at the annual meeting.
Enclosed is the proxy statement containing detailed information concerning each of the proposals and the annual meeting. Whether or not you plan to attend the annual meeting, we urge you to read this material carefully and vote your shares.
We look forward to seeing you virtually at the meeting.
Dated: October 15, 2024
By Order of the Board of Directors,
/s/ James Rhee

James Rhee
Chief Executive Officer,
and Chairman of the Board of Directors
Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the annual meeting. If you are a shareholder of record, you may also cast your vote virtually at the annual meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the annual meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the annual meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the annual meeting.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on November 7, 2024: This notice of meeting, accompanying proxy statement and proxy card are available at https://www.cstproxy.com/sparkiacquisition/2024.

PROXY STATEMENT — DATED OCTOBER 15, 2024
SPARK I ACQUISITION CORPORATION
3790 El Camino Real, Unit #570
Palo Alto, CA 94306
PROXY STATEMENT FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 7, 2024
You are cordially invited to attend the annual general meeting (the “annual meeting”) of shareholders of Spark I Acquisition Corporation, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”) to be held on November 7, 2024 at 10:00 a.m. Eastern Time.
The annual meeting will be conducted via live webcast. You will be able to attend the annual meeting online, vote and submit your questions during the annual meeting by visiting https://www.cstproxy.com/ sparkiacquisition/2024, or by phone by dialing 1-800-450-7155 (toll-free) within the U.S. and Canada or 1-857-999-9155 (standard rates apply) outside of the U.S. and Canada. We are pleased to utilize the virtual shareholder meeting technology to provide ready access and cost savings for our shareholders and the Company. The virtual meeting format allows attendance from any location in the world.
The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated October 15, 2024, and is first being mailed to shareholders of the Company on or about October 16, 2024. The sole purpose of the annual meeting is to consider and vote upon the following proposals:
•
Proposal No. 1 — The Director Proposal — a proposal to re-elect three directors to the Company’s board of directors until the 2027 annual meeting and until such director’s successor is elected and qualified;

•
Proposal No. 2 — The Auditor Proposal — a proposal to ratify the appointment by our audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024; and

•
Proposal No. 3 — The Adjournment Proposal — a proposal to approve the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any or all of the Proposals (as defined below). The Adjournment Proposal will only be presented at the annual meeting if there are not sufficient votes to approve the Proposals and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to such Proposals.

Each of the Director Proposal, the Auditor Proposal and the Adjournment Proposal (together, the “Proposals”) are more fully described in the accompanying proxy statement.
The record date for the annual meeting is October 9, 2024. Record holders of our ordinary shares at the close of business on the record date are entitled to vote or have their votes cast at the annual meeting. On the record date, there were 10,000,000 Class A ordinary shares and 6,422,078 Class B ordinary shares. Our warrants do not have voting rights.
This proxy statement contains important information about the annual meeting and the proposals. Please read it carefully and vote your shares.
This proxy statement is dated October 15, 2024 and is first being mailed to shareholders on or about October 16, 2024.

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of the Company with respect to, among other things, the Company’s capital resources and results of operations. Likewise, the Company’s financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
the Company’s ability to complete a business combination;

•
the anticipated benefits of a business combination;

•
the volatility of the market price and liquidity of the Class A ordinary shares and other securities of the Company; and

•
the use of funds not held in the trust account or available to the Company from interest income on the trust account balance.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors” and in other reports the Company has filed with the Securities and Exchange Commission (the “SEC”). You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).
RISK FACTORS
You should consider carefully all of the risks described in our (i) Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on April 3, 2024 and (ii) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement? When and where will the annual meeting be held?
This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the annual meeting of shareholders to be held on November 7, 2024 at 10:00 a.m. Eastern Time. The annual meeting will be conducted via live webcast. You will be able to attend the annual meeting online, vote and submit your questions during the annual meeting by visiting https://www.cstproxy.com/sparkiacquisition/2024, or by phone by dialing 1-800-450-7155 (toll-free) within the U.S. and Canada or 1-857-999-9155 (standard rates apply) outside of the U.S. and Canada. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the annual meeting.
Why does the Company need to hold an annual meeting?
The meeting is being held to satisfy the annual meeting requirements of Nasdaq. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of shareholders for the election of directors within 12 months after our fiscal year ended December 31, 2023.
Who can vote during the annual meeting?
Only shareholders of record at the close of business on the Record Date will be entitled to vote during the annual meeting. On the Record Date, there were 10,000,000 Class A ordinary shares and 6,422,078 Class B ordinary shares outstanding and entitled to vote.
How many votes do I have?
On each matter to be voted upon, you have one vote for each ordinary share you owned as of the Record Date.
What is being voted on?
You are being asked to vote on three proposals:
•
a proposal to re-elect three directors to the Company’s board of directors until the 2027 annual meeting and until such director’s successor is elected and qualified;

•
a proposal to ratify the appointment by our audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023; and

•
a proposal to approve the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any or all of the Proposals (as defined below). The Adjournment Proposal will only be presented at the annual meeting if there are not sufficient votes to approve the Proposals and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to such Proposals.

What is a quorum requirement?
A quorum of our shareholders is necessary to hold a valid meeting. One or more Shareholders holding at least one-third of the paid up voting share capital of the Company present in person or by proxy (which would include presence at the virtual annual meeting), and entitled to vote at the annual meeting shall form a quorum. The initial shareholder of the Company, including the Sponsor and certain of Company’s officers and directors (the “Initial Shareholders”) who own 39.1% of the issued and outstanding ordinary shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, no additional ordinary shares would be required to be present at the annual meeting to achieve a quorum. The Auditor Proposal is a “routine” matter, such that banks, brokers, and other nominees will have authority to vote on the Auditor Proposal.

What vote is required to approve each of the proposals and how are votes counted?
Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes.
The approval of the Director Proposal requires an ordinary resolution of the Class B ordinary shareholders under the Articles, being a resolution passed by a simple majority of the votes cast by such holders of our Class B ordinary shares as, being entitled to do so, vote in person or by proxy at the annual meeting. Our Sponsor holds approximately 86.8% of our outstanding Class B ordinary shares and has informed us that it intends to vote in favor of the Director Proposal.
Approval of the Auditor Proposal and Adjournment Proposal requires an ordinary resolution under the Articles, being a resolution passed by a simple majority of the votes cast by such holders of our Class A ordinary shares and our Class B Ordinary shares as, being entitled to do so, vote in person or by proxy at the annual meeting.
Shareholders who attend the annual meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of ordinary shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the annual meeting. One or more Shareholders holding at least one-third of the paid up voting share capital of the Company present in person or by proxy (which would include presence at the virtual annual meeting), and entitled to vote at the annual meeting shall form a quorum.
At the annual meeting, only those votes that are actually cast, either “FOR” or “AGAINST,” the Director Proposal, Auditor Proposal or the Adjournment Proposal will be counted for the purposes of determining whether the Director Proposal, Auditor Proposal or the Adjournment Proposal (as the case may be) are approved, and any ordinary shares that are not voted at the annual meeting will have no effect on the outcome of such votes.
Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of the Articles, will not constitute votes cast at the annual meeting and therefore will have no effect on the approval of each of the Proposals as a matter of the Articles and Cayman Islands law.
How will the Initial Shareholders vote?
The Initial Shareholders intend to vote any ordinary shares over which they have voting control in favor of the Auditor Proposal, and, if necessary, the Adjournment Proposal. The Sponsor holds approximately 86.8% of our outstanding Class B ordinary shares and has informed us that it intends to vote in favor of the Director Proposal.
Why should I vote “FOR” the Auditor Proposal?
Marcum has served as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2023, December 31, 2022, and the period from July 12, 2021 (inception) to December 31, 2021. Our audit committee and Board believe that stability and continuity in the Company’s auditor is important as we continue to search for and complete an initial business combination. Our Board recommends that you vote in favor of the Auditor Proposal.
Why should I vote “FOR” the Adjournment Proposal?
If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the annual meeting to a later date or dates to approve the Auditor Proposal.
What if I do not want to vote “FOR” the Auditor Proposal or the Adjournment Proposal?
If you do not want the Auditor Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.
If you attend the annual meeting in person or by proxy, you may vote “AGAINST” the Auditor Proposal or the Adjournment Proposal, and your ordinary shares will be counted for the purposes of determining whether the Auditor Proposal or the Adjournment Proposal (as the case may be) are approved.

How do I attend the virtual annual meeting, and will I be able to ask questions?
If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual annual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.
You can pre-register to attend the virtual annual meeting starting November 4, 2024 at 1:00 p.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/sparkiacquisition/2024, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the annual meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the annual meeting.
Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the annual meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to Internet, you can listen only to the meeting by dialing 1-800-450-7155 (toll-free) within the U.S. and Canada or 1-857-999-9155 if you are located outside the United States and Canada (standard rates apply) and when prompted enter the Conference ID 3845759#. Please note that you will not be able to vote or ask questions at the annual meeting if you choose to participate telephonically.
How do I vote?
If you are a holder of record of Company’s ordinary shares, including those shares held as a constituent part of our units, you may vote virtually at the annual meeting or by submitting a proxy for the annual meeting. Whether or not you plan to attend the annual meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the annual meeting and vote virtually if you have already voted by proxy, in which case your proxy shall be deemed revoked.
If your Company’s ordinary shares, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares virtually at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.
How do I change my vote?
If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the annual meeting or by voting virtually at the annual meeting. Attendance at the annual meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 3790 El Camino Real, Unit #570, Palo Alto, CA 94306, Attn: Corporate Secretary.
Who can vote at the annual meeting?
Only holders of record of our ordinary shares at the close of business on October 9, 2024 are entitled to have their vote counted at the annual meeting and any adjournments thereof. On this record date, 10,000,000 Class A ordinary shares and 6,422,078 Class B ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name.   If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
Who is paying for this proxy solicitation?
The Company will pay for the entire cost of soliciting proxies. The Company has engaged Advantage Proxy, Inc. (“Advantage”) to assist in the solicitation of proxies for the annual meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of Class A ordinary shares and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.
Where do I find the voting results of the annual meeting?
We will announce preliminary voting results at the annual meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the annual meeting.
Who can help answer my questions?
If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:
Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Toll Free 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com
You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

BACKGROUND
Our Company
We are a blank check company incorporated on July 12, 2021, as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar combination with one or more businesses or assets, which we refer to throughout this Annual Report on Form 10-K as our initial business combination. To date, our efforts have been limited to organizational activities and activities related to the search for a target business for our initial business combination. We have generated no revenues to date, and we do not expect that we will generate operating revenues at the earliest until we consummate our initial business combination. Since our initial public offering (“IPO”), we have completed a detailed assessment of SparkLabs Group ecosystem companies, and have finalized initial targets to prioritize. We are currently having substantive discussions with multiple prioritized targets and are working to having non-binding letters of intent signed with all prioritized targets, with the goal of executing a binding business combination agreement with a final target as efficiently as practicable.
On October 11, 2023, we consummated our IPO of 10,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 (“Class A ordinary shares”), and one-half of one redeemable warrant (each whole warrant, a “Public Warrant”), with each Public Warrant entitling the holder thereof to purchase one Class A ordinary share at $11.50 per share, subject to adjustment, beginning 30 days after the completion of the Company’s initial business combination. We granted Cantor Fitzgerald & Co., as representative of the underwriters (“Cantor”), a 45-day option to purchase up to 1,500,000 additional Units to cover over-allotments. Subsequently, On October 10, 2023, Cantor informed the Company that it will not be exercising the over-allotment option. As a result, SLG SPAC Fund LLC forfeited an aggregate of 448,052 Class B ordinary shares of the Company, par value $0.0001 per share (the “Class B ordinary shares”). Such forfeited shares were cancelled by the Company prior to the consummation of the IPO.
Simultaneously with the closing of the IPO, we consummated the private placement (the “Private Placement”) with the Sponsor, who purchased 8,490,535 warrants (the “Private Warrants”), generating total proceeds of $8,490,535. The terms of the Private Warrants are identical to the Public Warrants, except that, for so long as the Private Warrants are held by the Sponsor or their permitted transferees, the Private Warrants (i) may not (including the Class A ordinary shares issuable upon exercise of the Private Warrants), subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination, and (ii) are entitled to registration rights. The Private Warrants will be worthless if the Company does not complete an initial business combination.
A total of $100,500,000 ($10.05 per Unit, which amount includes $3,500,000 of the underwriters’ deferred discount) of the net proceeds from the sale of Units in the IPO and the Private Placement on October 11, 2023 was placed in a trust account maintained for the benefit of the public shareholders at Continental Stock Transfer & Trust Company, as a trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Class A ordinary shares included in the Units sold in the IPO if the Company is unable to complete its initial business combination by July 11, 2025, subject to applicable law or (iii) the redemption of any of the public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if it has not consummated an initial business combination by July 11, 2025 or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.
The mailing address of our principal executive office is 3790 El Camino Real, Unit #570, Palo Alto, CA 94306. Our telephone number at such address is (650) 353-7082.

The Annual Meeting
Date, Time and Place
The annual meeting will be held on November 7, 2024, at 10:00 a.m., Eastern Time, via teleconference, or at such other time, on such other date and at such other place to which the meeting may be adjourned.
Shareholders shall attend the annual meeting virtually.
You can pre-register to attend the virtual annual meeting starting November 4, 2024 at 1:00 p.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/sparkiacquisition/2024, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the annual meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the annual meeting.
Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the annual meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to Internet, you can listen only to the meeting by dialing 1-800-450-7155 (toll-free) within the U.S. and Canada or 1-857-999-9155 if you are located outside the United States and Canada (standard rates apply) and when prompted enter the Conference ID 3845759#. Please note that you will not be able to vote or ask questions at the annual meeting if you choose to participate telephonically.
The Proposals at the Annual Meeting
At the annual meeting, the shareholders will consider and vote upon the following proposals:
•
a proposal to re-elect three directors to the Company’s board of directors until the 2027 annual meeting and until such director’s successor is elected and qualified;

•
a proposal to ratify the appointment by our audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023; and

•
a proposal to approve the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any or all of the Proposals (as defined below). The Adjournment Proposal will only be presented at the annual meeting if there are not sufficient votes to approve the Proposals and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to such Proposals.

Voting Power; Record Date
You will be entitled to vote or direct votes to be cast at the annual meeting, if you owned the ordinary shares at the close of business on October 9, 2024, the record date for the annual meeting. You will have one vote per proposal for each ordinary share you owned at that time.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.
Quorum
A quorum of our shareholders is necessary to hold a valid meeting. One or more Shareholders holding at least one-third of the paid up voting share capital of the Company present in person or by proxy (which would include presence at the virtual annual meeting), and entitled to vote at the annual meeting shall form a quorum. The Initial Shareholders, who own 39.1% of the issued and outstanding ordinary shares as of the Record Date, will count towards this quorum. As a result, no additional ordinary shares would be required to be present at the annual meeting to achieve a quorum.
Abstentions and Broker Non-Votes
Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of the Articles, will not constitute votes cast at the annual meeting and therefore will have no effect on the approval of any of the Proposals voted upon at the annual meeting.
Under Nasdaq rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.
We believe that the Auditor Proposal to be voted on at the annual meeting will be considered a routine matter. As a result, your shares may be voted by your brokerage firm for the Auditor Proposal.
We believe that the Adjournment Proposal to be voted on at the annual meeting will be considered a non-routine matter. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the annual meeting without your instruction.
Vote Required for Approval
The approval of the Director Proposal requires an ordinary resolution of the Class B ordinary shareholders under the Articles, being a resolution passed by a simple majority of the votes cast by such holders of our Class B ordinary shares as, being entitled to do so, vote in person or by proxy at the annual meeting. Our Sponsor holds approximately 86.8% of our outstanding Class B ordinary shares and has informed us that it intends to vote in favor of the Director Proposal.
Approval of the Auditor Proposal and Adjournment Proposal require an ordinary resolution under the Articles, being a resolution passed by a simple majority of the votes cast by such holders of our Class A ordinary shares and our Class B Ordinary shares as, being entitled to do so, vote in person or by proxy at the annual meeting. The Initial Shareholders intend to vote all of their ordinary shares in favor of the proposals being presented at the annual meeting. As of the date of this proxy statement, the Initial Shareholders own 39.1% of the issued and outstanding ordinary shares.
Voting Your Shares
If you are a holder of record of Company’s ordinary shares, including those shares held as a constituent part of our units, you may vote virtually at the annual meeting or by submitting a proxy for the annual meeting. Whether or not you plan to attend the annual meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the annual meeting and vote virtually if you have already voted by proxy.
If your Company’s ordinary shares, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares virtually at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the annual meeting or at the annual meeting by doing any one of the following:
•
you may send another proxy card with a later date;

•
you may send notice to the Company at 3790 El Camino Real, Unit #570, Palo Alto, CA 94306, Attn: Corporate Secretary, before the annual meeting that you have revoked your proxy; or

•
you may attend the annual meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters
The annual meeting has been called only to consider and vote on the approval of the Auditor Proposal and the Adjournment Proposal. Under the Articles, other than procedural matters incident to the conduct of the annual meeting, no other matters may be considered at the annual meeting if they are not included in this proxy statement, which serves as the notice of the annual meeting.
Who Can Answer Your Questions about Voting
If you are a Company’s shareholder and have any questions about how to vote or direct a vote in respect of your ordinary shares, you may call Advantage Proxy, Inc., our proxy solicitor, by calling 877-870-8565 (toll-free), or banks and brokers can call 206-870-8565, or by emailing ksmith@advantageproxy.com.

PROPOSAL NO. 1 — THE DIRECTOR PROPOSAL
At the annual meeting, the holders of the Class B ordinary shares are being asked to re-appoint Catherine Mohr, Cuong Viet Do, and Tony Ling as a Class I directors, to serve until the 2027 annual meeting and until each’s successor is appointed and qualified.
Pursuant to our Articles, until the closing of our initial business combination, only holders of our Class B ordinary shares can appoint or remove directors. Therefore, only holders of Class B ordinary shares will vote on the Director Proposal. The appointment of the director nominee requires an ordinary resolution of the Class B ordinary shareholders under the Articles, being a resolution passed by a simple majority of the votes cast by such holders of our Class B ordinary shares as, being entitled to do so, vote in person or by proxy at the annual meeting. Our Sponsor holds approximately 86.8% of our outstanding Class B ordinary shares and has informed us that it intends to vote in favor of the Director Proposal.
The following sets forth information regarding our director nominees:
Dr. Catherine Mohr has served as a member of our board of directors since December 2021. Dr. Mohr has been with Intuitive Surgical, Inc., a developer and manufacturer of surgical robotic products designed to improve clinical outcomes of patients, since May 2016, where she has served in various executive roles, including as vice president, strategy from October 2015 to August 2018. Through Intuitive Surgical, Dr. Mohr has been seconded as the president of Intuitive Foundation, a nonprofit organization focused on the promotion of health and advancing education, since August 2018. Since November 2022, Dr. Mohr has served on the board of directors of Aroa Biosurgery, a soft tissue regeneration company, and Avisi Technologies, a medical device startup. Dr. Mohr has also served on the board of directors of FINCA International, a non-profit, microfinance organization, since February 2020, and Carta Healthcare, a software company which specializes in medical data abstraction, since July 2021. She received a B.S. and an M.S. in Mechanical Engineering from the Massachusetts Institute of Technology and an M.D. from Stanford University School of Medicine. We believe Dr. Mohr is qualified to serve on our board of directors due to her history of leadership and management experience in the medical industry.
Cuong Viet Do has served as a member of our board of directors since December 2021. Mr. Do is currently President and Chief Executive Officer of BioVie Inc., a clinical stage biotech company listed on Nasdaq that develops innovative drug therapies to treat chronic debilitating conditions including liver disease and neurological and neuro-degenerative disorders and certain cancers. He also served as president, global strategy group, at Samsung Group, a multinational conglomerate, from February 2015 to February 2021. Prior to Samsung, Mr. Do served as chief strategy officer for Merck & Co., Inc., Tyco Electronics, and Lenovo. Previous to that, he was a director and senior partner at McKinsey & Company, where he spent 17 years in the healthcare, high tech and corporate finance practices. He received a B.A. from Dartmouth College and an M.B.A. from the Tuck School of Business at Dartmouth. We believe Mr. Do is qualified to serve on our board of directors due to his history of leadership and management experience.
Tony Ling has served as a member of our board of directors since December 2021. He has served as a venture partner of SparkLabs Taipei, a startup accelerator firm and affiliate of SparkLabs Group Management, since March 2017. Prior to SparkLabs, Mr. Ling served as president of iQ License LLC, an online platform for manufacturers and retailers. Previous to that, he served as a principal, director, and managing director at Silver Lake Partners, a private equity firm. Mr. Ling received a B.A. in Economics from Harvard University and an M.B.A. from Harvard Business School. We believe Mr. Ling is qualified to serve on our board of directors due to his deep network of relationships, his history of investment experience as well as his experience with start-ups and technology companies.
Directors Continuing in Office
James Rhee has served as our Chief Executive Officer and Chairman of our board of directors since July 2021. Mr. Rhee has been a partner at SparkLabs Group since 2022, and has been an advisor and mentor to SparkLabs Group since its founding in 2013 and serves as the CEO of the SparkLabs Group’s SPAC venture. Mr. Rhee is also the founder and previous president of Aero K Holdings Company, a technology focused aviation industry startup founded in 2016. Prior to Aero K Holdings Company, he served as chief executive officer of Air Asia, North Asia, senior advisor to Octave Private Equity, vice president and general manager of Tyco Electronics global PC business, executive director of Dell’s Asia Pacific/Japan PC business and Enterprise Solutions Marketing, engagement manager at McKinsey & Company, and research officer at the International Monetary Fund. Mr. Rhee received a B.S. in Economics from the University of Minnesota and an M.B.A. (Beta Gamma Sigma) from Kellogg School of Management at Northwestern University. We believe Mr. Rhee is qualified to serve on our board of directors due to his history of experience in various industries, as well as his accomplishments as a founder and businessman.
Ho Min (Jimmy) Kim has served as our Chief Financial Officer and a member of our board of directors since December 2021. Mr. Kim co-founded and has served as a partner at SparkLabs Group since May 2012. Within SparkLabs Group, Mr. Kim has also served on the investment committees of Sparklabs Korea Funds, Sparklabs Global Funds and Sparklabs Ignition Fund. Mr. Kim also co-founded N3N, an IoT platform company and previously served as its president. He also served as head of portal and webservices for Nexon Corp., an online gaming company. Mr. Kim received a B.S. in Biomedical Engineering from Northwestern University and an M.S. in Life Sciences from Korea Advanced Institute of Science and Technology, KAIST. We believe Mr. Kim is qualified to serve on our board of directors due to his deep network of relationships and extensive experience with start-ups and technology companies.
Kurtis Jang has served as our Chief Operating Officer and a member of our board of directors since July 2021 and has been a partner of SparkLabs Group since 2022. Prior to joining us, Mr. Jang was with Prudential Life Insurance Company of Korea, Ltd., a subsidiary of Prudential Financial, Inc., a provider of insurance, investment management and other financial products and services, from April 2015 to September 2020, where he served as chief executive officer. Prior to Prudential, Mr. Jang served as chief executive head of Chubb Korea, an insurance provider affiliated with Chubb Limited. Mr. Jang currently serves on the board of directors of AIG Korea. Mr. Jang received a B.S. in Managerial Economics from the University of Illinois, Urbana-Champaign. We believe Mr. Jang is qualified to serve on our board of directors due to his history of leadership and management experience.
Shin-Bae Kim has served as a member of our board of directors since December 2021. Mr. Kim has also served as an advisor for Afiniti, Inc., a US AI solution startup since June 2020, and for Samkwang Biotree Group since April 2022. He also served as a director of POSCO, a steel manufacturing company, from March 2017 to March 2022. He previously served as vice chairman of SK Group, a conglomerate composed of 92 subsidiary companies, and as president and chief executive officer of SK Telecom, a leading telecom service provider in Korea. He received a B.S. in Industrial Engineering from Seoul National University, an M.S. in Industrial Engineering from KAIST and an M.B.A. from the Wharton School of the University of Pennsylvania. We believe Mr. Kim is qualified to serve on our board of directors due to his history of leadership and management experience.
Willy Lan has served as a member of our board of directors since December 2021. Mr. Lan co-founded Cambium Grove Capital in 2019, a Hong Kong based investment firm focused on global investments in venture, private equity, and alternative credit, and has been serving as its partner since then. Mr. Lan has invested across a full spectrum of asset classes including venture, private equity, structured credit and distressed trading, and through different investment cycles. Mr. Lan is also an active angel investor and has served on the advisory board of Jaarvis Accelerator, which he co-founded, and Antler Accelerator. Prior to founding Cambium Grove Capital, Mr. Lan was a portfolio manager with Och-Ziff Capital Asia (now Sculptor Capital Management). Before that, he was a founding member of SC Lowy and served as its head of distribution. Prior to that, he was a founding member of, and served as director for Abax Global Capital. Mr. Lan started his career in 2001 with Merrill Lynch’s Global Private Equity Group. He received a B.A. in Business Economics and International Relations from Brown University. We believe Mr. Lan is qualified to serve on our board of directors due to his history of investment experience as well as his experience developing operating and financing strategies alongside management.
Vote Required for Approval
The Director Proposal must be approved as an ordinary resolution of the holders of Class B ordinary shares under the Articles, being a resolution passed by a simple majority of the votes cast by such holders of our Class B ordinary shares as, being entitled to do so, vote in person or by proxy at the annual meeting. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the annual meeting.

The Director Proposal is not conditioned on any other proposal.
Resolution
“RESOLVED, as an ordinary resolution of the holders of Class B ordinary shares of the Company THAT Catherine Mohr, Cuong Viet Do, and Tony Ling each be and is hereby re-appointed as a Class I director of the Company, to hold office until the 2027 annual meeting in accordance with the amended and restated memorandum and articles of association of the Company.”
Recommendation of the Board
Our Board unanimously recommends that the holders of the Class B ordinary shares vote “FOR” the approval of the Director Proposal.

PROPOSAL NO. 2 — THE AUDITOR PROPOSAL
Overview
We are asking our shareholders to ratify the selection by our audit committee of Marcum LLP (“Marcum”) to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024.
The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the shareholders do not direct, in the manner set forth herein, the ratification of the selection of Marcum to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024, our audit committee intends to reconsider the selection of Marcum as the company’s independent registered public accounting firm.
Marcum has audited our financial statements for the fiscal years ending December 31, 2023, December 31, 2022, and the period from July 12, 2021 (inception) to December 31, 2021.
Principal Accountant Fees and Services
The following is a summary of fees paid or to be paid to Marcum for services rendered.
Audit Fees.   Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2023 and December 31, 2022 totaled $198,790 and $51,500, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.
Audit-Related Fees.   Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for consultations concerning financial accounting and reporting standards for the years ended December 31, 2023 and December 31, 2022.
Tax Fees.   During the year ended December 31, 2023, our independent registered public accounting firms did not render services to us for tax compliance, tax advice and tax planning.
All Other Fees.   During the year ended December 31, 2023, there were no fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.
Pre-Approval Policy
Our audit committee was formed upon the consummation of our IPO. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).
Vote Required for Approval
The approval of the Auditor Proposal requires an ordinary resolution under the Articles, being a resolution passed by a simple majority of the votes cast by such holders of our Class A ordinary shares and our Class B Ordinary shares as, being entitled to do so, vote in person or by proxy at the annual meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of the Articles, will not constitute votes cast at the annual meeting and therefore will have no effect on the approval of the Auditor Proposal.
As of the date of this proxy statement, the Initial Shareholders have agreed to vote any ordinary shares owned by them in favor of the Auditor Proposal. As of the date hereof, the Initial Shareholders own 39.1% of the issued and outstanding ordinary shares and have not purchased any ordinary shares but may do so at any time.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as an ordinary resolution, that the appointment of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024 be and is hereby ratified, approved and confirmed in all respects.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AUDITOR PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal asks shareholders to approve the adjournment of the annual meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the annual meeting, there are insufficient votes to approve the Auditor Proposal. The Adjournment Proposal will only be presented at the annual meeting if there are not sufficient votes to approve the Extension Amendment Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by Company’s shareholders, the Company may not be able to adjourn the annual meeting to a later date in the event, based on the tabulated votes, there are insufficient votes to approve the Auditor Proposal then the Auditor Proposal would not be implemented.
Vote Required for Approval
The approval of the Adjournment Proposal requires an ordinary resolution under the Articles, being a resolution passed by a simple majority of the votes cast by such holders of our Class A ordinary shares and our Class B Ordinary shares as, being entitled to do so, vote in person or by proxy at the annual meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of the Articles, will not constitute votes cast at the annual meeting and therefore will have no effect on the approval of the Adjournment Proposal.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as an ordinary resolution, that the adjournment of the annual meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the annual meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares”) in the capital of the Company represented (either in person or by proxy) to approve the Auditor Proposal be and is hereby approved.”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of our ordinary shares as of October 8, 2024 based on information obtained from the persons named below, with respect to the beneficial ownership of ordinary shares, by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•
each of our executive officers and directors that beneficially owns our ordinary shares; and

•
all our executive officers and directors as a group.

In the table below, percentage ownership is based on 16,422,078 of our ordinary shares, consisting of (i) 10,000,000 our Class A ordinary shares and (ii) 6,422,078 our Class B ordinary shares, issued and outstanding as of October 8, 2024. On the Director Proposal, only the holders of our Class B ordinary shares may vote, whilst on the Auditor Proposal and the Adjournment Proposal, holders of the Class A ordinary shares and Class B ordinary shares vote together as a single class.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Warrants as the Private Warrants are not exercisable within 60 days of October 8, 2024.
	Class A Ordinary Shares		Class B Ordinary Shares(2)		Approximate Percentage of Outstanding Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
5% Holders
SLG SPAC Fund LLC (our Sponsor)(3)	—	—	5,572,078	86.8%	33.9%
Wealthspring Capital LLC(4)	628,915	6.3%	—	—	3.8%
Entities affiliated with Goldman Sachs(5)	502,826	5.0%	—	—	3.1%
HGC Investment Management Inc.(6)	950,000	9.5%	—	—	5.8%
Entities affiliated with AQR Capital Management(7)	600,000	6.0%	—	—	3.7%
Directors and Executive Officers
James Rhee	—	—	250,000	3.9%	1.52%
Ho Min (Jimmy) Kim	—	—	—	—	*
Kurtis Jang	—	—	100,000	1.6%	*
Cuong Viet Do	—	—	100,000	1.6%	*
Shin-Bae Kim	—	—	100,000	1.6%	*
Willy Lan	—	—	100,000	1.6%	*
Tony Ling	—	—	100,000	1.6%	*
Cathrine Mohr	—	—	100,000	1.6%	*
All executive officers and directors as a group (eight individuals)	—	—	850,000	100%	5.18%

*
Less than 1%

(1)
Unless otherwise indicated, the business address of each of our shareholders is c/o Spark I Acquisition Corporation, 3790 El Camino Real, Unit #570, Palo Alto, CA 94306.

(2)
Class B ordinary shares are convertible into Class A ordinary shares on a one-for-one basis, subject to adjustment.

(3)
SLG SPAC Fund LLC, our Sponsor, is the record holder of such shares. The sole managing member of our Sponsor is SparkLabs Group Management, of which Bernard Moon is a managing member and may be deemed the beneficial owner of such shares.

(4)
Based on a Schedule 13G filed on February 8, 2024 by Wealthspring Capital LLC and Matthew Simpson. The principal business address for Wealthspring Capital LLC and Mr. Simpson is 2 Westchester Park Drive, Suite 108, West Harrison, NY 10604.

(5)
Based on a Schedule 13G filed on February 9, 2024 by The Goldman Sachs Group, Inc. and Goldman Sachs & Co. LLC. The principal business address for each of these entities is 200 West Street, New York, NY 10282.

(6)
Based on a Schedule 13G filed on February 14, 2024 by HGC Investment Management Inc., a company incorporated under the laws of Canada, which serves as the investment manager to The HGC Fund LP, an Ontario limited partnership. The principal business address for each of these entities is 1073 Yonge Street, 2nd Floor, Toronto, Ontario M4W 2L2, Canada.

(7)
Based on a Schedule 13G filed on February 14, 2024 by AQR Capital Management, LLC, AQR Capital Management Holdings, LLC and AQR Arbitrage, LLC. The principal business address for each of these entities is 3790 El Camino Real,Unit #570 , Palo Alto, CA ,94306.

FUTURE SHAREHOLDER PROPOSALS
No business may be transacted at any annual meeting other than business that is either (i) specified in the notice of the general meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in our governing documents.
If we do not complete our initial business combination and we hold an annual meeting next year, any proposals to be included in our proxy materials for such meeting must be received by us no later than December 25, 2024 and must otherwise comply with the rules of the Securities Exchange Act of 1934, as amended and our governing documents.
HOUSEHOLDING INFORMATION
Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:
If the shares are registered in the name of the shareholder, the shareholder should contact us at 3790 El Camino Real, Unit #570, Palo Alto, CA 94306, Attn: Corporate Secretary, (650) 353-7082, to inform us of his or her request; or
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.
WHERE YOU CAN FIND MORE INFORMATION
The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.
This proxy statement is available without charge to shareholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the annual meeting, you should contact the Company in writing at 3790 El Camino Real, Unit #570, Palo Alto, CA 94306, Attn: Corporate Secretary.
If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Advantage Proxy, Inc., the proxy solicitor for the Company, by calling 877-870-8565 (toll-free), or banks and brokers can call 206-870-8565, or by emailing ksmith@advantageproxy.com. You will not be charged for any of the documents that you request.
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the annual meeting, or no later than October 30, 2024.

Spark I Acquisition Corporation
3790 El Camino Real, Unit #570
Palo Alto, CA 94306
ANNUAL GENERAL MEETING
OF SPARK I ACQUISITION CORPORATION
YOUR VOTE IS IMPORTANT
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL GENERAL MEETING
TO BE HELD ON NOVEMBER 7, 2024.
The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated October 15, 2024, in connection with the annual general meeting (the “annual meeting”) of Spark I Acquisition Corporation (“Spark I” or the “Company”) to be held at 10:00 a.m. Eastern Time on November 7, 2024, via teleconference, and hereby appoints James Rhee and Kurtis Jang, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Spark I registered in the name provided, which the undersigned is entitled to vote at the annual meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3.
(Continued and to be marked, dated and signed on reverse side)
Please mark vote as indicated in this example	☒ THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.
Proposal No. 1 — The Director Proposal — RESOLVED, as an ordinary resolution of the holders of Class B ordinary shares of the Company THAT each of Catherine Mohr, Cuong Viet Do, and Tony Ling be and is hereby re-appointed as a Class I director of the Company, to hold office until the 2027 annual meeting in accordance with the amended and restated memorandum and articles of association of the Company.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal No. 2 — The Auditor Proposal — RESOLVED, as an ordinary resolution, that the appointment of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024 be and is hereby ratified, approved and confirmed in all respects.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal No. 3 — The Adjournment Proposal — RESOLVED, as an ordinary resolution, that the adjournment of the annual meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the annual meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares”) in the capital of the Company represented (either in person or by proxy) to approve the Auditor Proposal be and is hereby approved.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated:           , 2024
(Signature)
(Signature if held Jointly)
Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.